UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 18, 2026
_____________________
LYNTRIS INC.
(Exact Name of Registrant as Specified in its Charter)
_____________________

Delaware	001-43450	42-1904710
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
3130 Fairview Park Dr., Suite 230
Falls Church, VA 22042
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (571) 463-5550
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	LYNX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.           Results of Operations and Financial Condition.
On November 4, 2026, Lyntris Inc. (the “Company”) issued a press release announcing its financial results for the third quarter fiscal year ended September 30, 2026 (the “Press Release”). Copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Report”) and are incorporated by reference in this Item 2.02.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this Report, including Exhibits 99.1, are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01.           Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description

99.1	Press Release of the Company, dated November 4, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LYNTRIS INC.

By:	/s/ Tim Paulin
Name:	Tim Paulin
Title:	Chief Financial Officer
Date: November 4, 2026